UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2018

DORIAN LPG LTD.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-36437	66-0818228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

c/o Dorian LPG (USA) LLC, 27 Signal Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (203) 674-9900

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

The information contained in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into (i) the registration statement on Form S-3 (File No. 333-200714) of Dorian LPG Ltd. (the "Company"), filed with the U.S. Securities and Exchange Commission (the "Commission") on June 29, 2015 and (ii) the registration statement on Form S-3 (File No. 333-208375) of the Company, filed with the Commission on December 7, 2015.

Item 2.02 Results of Operations and Financial Condition

On June 15, 2018,  the Company issued a press release (the "Press Release") relating to its financial results for the quarterly period and fiscal year ended March 31, 2018. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information under this Item 2.02 and the Press Release shall be deemed to be "furnished" to the Commission and not be deemed to be "filed" with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 11, 2018, the Compensation Committee of the Board of Directors of the Company (the "Committee") approved discretionary cash bonus payments to John C. Hadjipateras, John C. Lycouris and Theodore B. Young in the amounts of $300,000, $200,000 and $200,000, respectively. The total amount of cash bonuses to all Company employees, including the amounts that will be paid to the aforementioned named executives, is $1,957,098.

The Committee also approved discretionary restricted share awards under the Company's 2014 Equity Incentive Plan to John C. Hadjipateras, John C. Lycouris and Theodore B. Young in the amounts of 64,700 restricted shares, 20,000 restricted shares and 20,000 restricted shares, respectively. The total number of restricted shares awarded to all Company employees, including the restricted shares awarded to the aforementioned named executives, is 200,000. Each restricted share award will be made pursuant to a Restricted Stock Award Agreement, the form of which is incorporated by reference herein. The restricted shares are expected to vest in equal installments on the grant date (June 15, 2018) and on the first, second, and third anniversary of that date.

Both the cash bonus payments and restricted share awards are in recognition of the officers' and employees' contributions to the Company for the fiscal year ended March 31, 2018.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Award Agreement, incorporated by reference to Exhibit 10.1 of the Company's Form 8-K filed with the Commission on June 22, 2016

99.1	Press Release dated June 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 15, 2018		DORIAN LPG LTD.
(registrant)

	By:	/s/ Theodore B. Young
Theodore B. Young
Chief Financial Officer